EXHIBIT 32.1

                         EARTHWORKS ENTERTAINMENT, INC.

   Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
         (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Peter Keefe, Chief Executive Officer, and President "principal executive officer") of Earthworks Entertainemnt, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended March 31, 2004 of the Registrant (the "Report"):

      (1)  The  Report  fully   complies  with  the   requirements   of  Section
      13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: May 14, 2004       /s/ PETER KEEFE
                        ---------------------
                          Peter Keefe
                          Chief Executive Officer, and President